                                                                 EXECUTION COPY

          THIRD AMENDMENT, dated as of November 19, 1998 (this "AMENDMENT"), to the CREDIT AND GUARANTEE AGREEMENT, dated as of August 14, 1996 (as amended pursuant to the First Amendment thereto, dated as of June 19, 1997, the Second Amendment thereto, dated as of September 30, 1997, and as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among DAL-TILE INTERNATIONAL INC., a Delaware corporation ("HOLDINGS"), DAL-TILE GROUP INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (collectively, the "LENDERS"), CREDIT SUISSE FIRST BOSTON, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), and THE CHASE MANHATTAN BANK ("CHASE"), a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                            W I T N E S S E T H :


          WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in the manner provided for herein; and

          WHEREAS, the Lenders are willing to amend the Credit Agreement in the manner and on the terms and conditions provided for herein;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

1.             SECTION    DEFINITIONS AND SECTION REFERENCES
2.
2.1 DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined. 2.2
2.3 SECTION REFERENCES. Unless otherwise indicated, all Section and subsection references are to the Credit Agreement.
2.4
2.5
3.             SECTION   AMENDMENTS TO CREDIT AGREEMENT

1.1 AMENDMENT TO SUBSECTION 4.1(b). Subsection 4.1 of the Credit Agreement is hereby amended by deleting the reference to the amount "$10,000,000" in paragraph (b) of such subsection and inserting in lieu thereof a reference to the amount "$20,000,000".
1.2
1.3 AMENDMENT TO SUBSECTION 8.1(c). Subsection 8.1 of the Credit Agreement is hereby amended by deleting paragraph (c) of such subsection in its entirety and inserting in lieu thereof the following new paragraph:
1.4
          "(c) MAINTENANCE OF CONSOLIDATED ADJUSTED INTEREST COVERAGE RATIO. Permit for any period of four consecutive fiscal quarters ending on the last day of any fiscal quarter set forth below the Consolidated Adjusted Interest Coverage Ratio for such period to be less than the ratio set forth opposite such fiscal quarter below:

               Fiscal Quarter                            Interest Coverage Ratio
               --------------                            -----------------------

     3rd Fiscal Quarter of 1998 Fiscal Year                      1.00 to 1

     4th Fiscal Quarter of 1998 Fiscal Year                      1.50 to 1

                                                                              2

     1st and 2nd Fiscal Quarters of 1999 Fiscal Year             1.20 to 1

     3rd and 4th Fiscal Quarters of 1999 Fiscal Year             1.30 to 1

     1st  and 2nd Fiscal Quarters of 2000 Fiscal Year            1.35 to 1

     3rd Fiscal Quarter of 2000 Fiscal Year                      1.40 to 1

     4th Fiscal Quarter of 2000 Fiscal Year                      1.65 to 1

     1st Fiscal Quarter of 2001 Fiscal Year                      1.85 to 1

     2nd Fiscal Quarter of 2001 Fiscal Year                      2.15 to 1

     3rd and 4th Fiscal Quarters of 2001 Fiscal Year             2.25 to 1

     1st and 2nd Fiscal Quarters of 2002 Fiscal Year             2.50 to 1

     3rd and 4th Fiscal Quarters of 2002 Fiscal Year             2.75 to 1

     All Fiscal Quarters thereafter                              3.00 to 1"

1.1 AMENDMENT TO SUBSECTION 8.1(d). Subsection 8.1 of the Credit Agreement is hereby amended by deleting paragraph (d) of such subsection in its entirety and substituting in lieu thereof the following new paragraph:
1.2
          "(d) MAINTENANCE OF CONSOLIDATED LEVERAGE RATIO. Permit at the end of any fiscal quarter set forth below the Consolidated Leverage Ratio for such fiscal quarter to be greater than the ratio set forth opposite such fiscal quarter below:

                    Fiscal Quarter                       Consolidated Leverage Ratio
                    --------------                       ---------------------------
     3rd Fiscal Quarter of 1998 Fiscal Year                      8.00 to 1

     4th Fiscal Quarter of 1998 Fiscal Year                      7.50 to 1

     1st and 2nd Fiscal Quarters of 1999 Fiscal Year             6.50 to 1

     3rd Fiscal Quarter of 1999 Fiscal Year                      6.25 to 1

     4th Fiscal Quarter of 1999 Fiscal Year and
     1st Fiscal Quarter of 2000 Fiscal Year                      5.75 to 1

     2nd Fiscal Quarter of 2000 Fiscal Year                      5.50 to 1

     3rd Fiscal Quarter of 2000 Fiscal Year                      5.25 to 1

     4th Fiscal Quarter of 2000 Fiscal Year                      4.75 to 1

     1st Fiscal Quarter of 2001 Fiscal Year                      4.25 to 1

     2nd Fiscal Quarter of 2001 Fiscal Year                      4.00 to 1

     3rd and 4th Fiscal Quarters of 2001 Fiscal Year             3.75 to 1

                                                                              3

     1st Fiscal Quarter of 2002 Fiscal Year                      3.50 to 1

     2nd, 3rd and 4th Fiscal Quarters of 2002 Fiscal Year        3.25 to 1

     All Fiscal Quarters thereafter                              3.00 to 1"

1.1 AMENDMENT TO SUBSECTION 8.1(e). Subsection 8.1 of the Credit Agreement is hereby amended by deleting paragraph (e) of such subsection in its entirety and substituting in lieu thereof the following new paragraph:
1.2
          "(e) MAINTENANCE OF CONSOLIDATED EBITDA. Permit at the end of any fiscal quarter set forth below Consolidated EBITDA for the period of four consecutive fiscal quarters ended at the end of such fiscal quarter to be less than the amount set forth opposite such fiscal quarter below:

                    Fiscal Quarter                                 Amount
                    --------------                                 ------
          3rd Fiscal Quarter of 1998 Fiscal Year                 $70,000,000

          4th Fiscal Quarter of 1998 Fiscal Year                  90,000,000

          1st, 2nd and 3rd Fiscal Quarters of 1999 Fiscal Year    85,000,000

          4th Fiscal Quarter of 1999 Fiscal Year and
          1st Fiscal Quarter of 2000 Fiscal Year                  90,000,000

          2nd and 3rd Fiscal Quarters of 2000 Fiscal Year         95,000,000

          4th Fiscal Quarter of 2000 Fiscal Year                 100,000,000

     All Fiscal Quarters thereafter                              110,000,000".

1.1 AMENDMENT TO SUBSECTION 8.7. Subsection 8.7 is hereby amended deleting such subsection in its entirety and substituting in lieu thereof the following new subsection:
1.2
1.3 "8.7 LIMITATION ON LEASES. Permit Consolidated Lease Expense for any fiscal year of the Borrower to exceed (a) for any such fiscal year prior to 1999, $35,000,000, (b) for each of the 1999 and 2000 fiscal years of the Borrower, $40,000,000, and (c) for any such fiscal year thereafter, $50,000,000."
1.4
1.5 AMENDMENT TO SUBSECTION 8.9. Subsection 8.9 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new subsection:
1.6
          "8.9 LIMITATION ON CAPITAL EXPENDITURES. Make or commit to make Capital Expenditures in the aggregate for the Borrower and its Subsidiaries during any of the Fiscal Years of the Borrower set forth below, in excess of the amount set forth opposite such Fiscal Year below:

                Fiscal Year Ending               Amount
                ------------------               ------
                     12/31/98                 $25,000,000

                     12/31/99                  30,000,000

                     12/31/00                  35,000,000

                     12/31/01                  40,000,000

                     12/31/02                  45,000,000

                                                                              4

                     12/31/03                  50,000,000

     PROVIDED, that, (a) if the Borrower shall issue or incur at least $100,000,000 in Subordinated Debt, each of the amounts set forth above for Fiscal Years ending on or after December 31, 1999 shall be increased by $5,000,000, (b) up to 100% of any amount permitted to be expended in any Fiscal Year (without giving effect to this clause (b)) if not so expended in the Fiscal Year for which it is permitted above, may be carried over for expenditure in the next following Fiscal Year and (c) any Capital Expenditures which are financed with the Net Proceeds of any Asset Sale and which are not required to prepay Loans and/or reduce Revolving Credit Commitments pursuant to subsection 4.1(b) shall not be included for purposes of determining compliance with this subsection so long as such Capital Expenditures are made within 12 months after the consummation of the relevant Asset Sale, and PROVIDED FURTHER, that, if the Consolidated Adjusted Interest Coverage Ratio for any period of four consecutive fiscal quarters exceeds 5.00 to 1.00, this covenant shall cease to be of any further force and effect."

1.1                 AMENDMENT TO ANNEXES TO THE CREDIT AGREEMENT.  ANNEX A-1
and ANNEX A-3 to the Credit Agreement are hereby amended by replacing each such Annex in its entirety with ANNEX A-1 and ANNEX A-3 to this Amendment, respectively.
1.2
1.3
2.        SECTION        MISCELLANEOUS
3.
3.1 REPRESENTATIONS AND WARRANTIES. On and as of the date hereof, Holdings and the Borrower hereby confirm, reaffirm and restate the representations and warranties set forth in Section 5 of the Credit Agreement MUTATIS MUTANDIS (after giving effect to any amendments thereto pursuant to this Amendment), except to the extent that such representations and warranties expressly relate to a specific earlier date in which case Holdings and the Borrower hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

3.2 EFFECTIVENESS. This Amendment shall become effective as of the date upon which the conditions set forth below shall first be satisfied (the "EFFECTIVE DATE"):
3.3
     (a) AMENDMENT. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of Holdings, the Borrower and the Required Lenders with a counterpart for the Administrative Agent and a counterpart or a conformed copy for each Lender.

     (a) AMENDMENT FEE. The Administrative Agent shall have received for each Lender which executes this Amendment an amendment fee in an amount equal to 0.20% of the sum of (a) such Lender's Revolving Credit Commitment and (b) the aggregate principal amount of the then outstanding Term Loans of such Lender. The Administrative Agent shall have received all other fees and other amounts payable in connection with this Amendment.

     (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

     (a) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing on the Effective Date.

1.1 CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to amend, any other provisions of the Credit Agreement or the same subsection for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment). 1.2

1.3 EXPENSES. The Borrower agrees to pay and reimburse the Administrative Agent for all reasonable costs and out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
1.4
1.5 COUNTERPARTS. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

1.1 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                     DAL-TILE INTERNATIONAL INC.


                                     By: /s/ W. Christopher Wellborn
                                        ---------------------------------------
                                        Name:  W. Christopher Wellborn
                                        Title: Executive Vice President and CFO


                                     DAL-TILE GROUP INC.


                                     By: /s/ W. Christopher Wellborn
                                        ---------------------------------------
                                        Name:  W. Christopher Wellborn
                                        Title: Executive Vice President and CFO


                                     THE CHASE MANHATTAN BANK, as Administrative
                                     Agent and as a Lender


                                     By: /s/ William J. Caggiano
                                        ---------------------------------------
                                        Name:  William J. Caggiano
                                        Title: Managing Director


                                     CHASE BANK OF TEXAS, N.A.


                                     By: /s/ Allen K. King
                                        ---------------------------------------
                                        Name:  Allen K. King
                                        Title: Vice President


                                     CREDIT SUISSE FIRST BOSTON
                                     (formerly CREDIT SUISSE)


                                     By: /s/ Chris T. Horgan
                                        ---------------------------------------
                                        Name:  Chris T. Horgan
                                        Title: Vice President


                                     By: /s/ Kristin Lepri
                                        ---------------------------------------
                                        Name:  Kristin Lepri
                                        Title: Associate


                                     ALLIED IRISH BANKS, P.L.C., CAYMAN ISLANDS
                                     BRANCH

                                     By: /s/ Marcia Meeker
                                        ---------------------------------------
                                        Name:  Marcia Meeker
                                        Title: Vice President


                                     By: /s/ William J. Strickland
                                        ---------------------------------------
                                        Name:  William J. Strickland
                                        Title: Senior Vice President


                                     THE BANK OF NEW YORK


                                     By: /s/ Ronald R. Reedy
                                        ---------------------------------------
                                        Name:  Ronald R. Reedy
                                        Title: Vice President


                                     THE BANK OF NOVA SCOTIA


                                     By: /s/ F.C.H. Ashby
                                        ---------------------------------------
                                        Name:  F.C.H. Ashby
                                        Title: Senior Manager Loan Operations


                                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                     By: /s/ Paul P. Malecki
                                        ---------------------------------------
                                        Name:  Paul P. Malecki
                                        Title: Vice President


                                     BANK LEUMI


                                     By: /s/ Sami Abar
                                        ---------------------------------------
                                        Name:  Sami Abar
                                        Title: Vice President


                                     BANKERS TRUST COMPANY


                                     By: /s/ James Reilly
                                        ---------------------------------------
                                        Name:  James Reilly
                                        Title: Vice President


                                     CIBC, INC.


                                     By: /s/ E. Lindsay Gordon
                                        ---------------------------------------
                                        Name:  E. Lindsay Gordon
                                        Title: Executive Director
                                               CIBC Oppenheimer Corp., as Agent

                                     CREDIT LYONNAIS


                                     By: /s/ Robert Ivosevich
                                        ---------------------------------------
                                        Name:  Robert Ivosevich
                                        Title: Senior Vice President


                                     CRESTAR BANK


                                     By: /s/ James Duval, Jr.
                                        ---------------------------------------
                                        Name:  James Duval, Jr.
                                        Title: Vice President


                                     CYPRESS TREE INVESTMENT PARTNERS I, LTD.
                                     By: CYPRESS TREE INVESTMENT MANAGEMENT
                                     COMPANY, INC., AS PORTFOLIO MANAGER


                                     By: /s/ Timothy M. Barns
                                        ---------------------------------------
                                        Name:  Timothy M. Barns
                                        Title: Managing Director


                                     FC CBO LIMITED


                                     By: /s/ David Wales
                                        ---------------------------------------
                                        Name: David Wales
                                        Title: Director


                                     THE FIRST NATIONAL BANK OF CHICAGO


                                     By: /s/ Gaye C. Plunkett
                                        ---------------------------------------
                                        Name:  Gaye C. Plunkett
                                        Title: Vice President


                                     FIRST UNION NATIONAL BANK


                                     By: /s/ Caryn M. Chittenden
                                        ---------------------------------------
                                        Name:  Caryn M. Chittenden
                                        Title: Vice President


                                     FLEET BANK, N.A.


                                     By: /s/ Michael F. O'Neil
                                        ---------------------------------------
                                        Name:  Michael F. O'Neil
                                        Title: Senior Vice President

                                     FOOTHILL INCOME TRUST L.P.


                                     By: /s/ M.E. Stearns
                                        ---------------------------------------
                                        Name:  M.E. Stearns
                                        Title: Managing Member


                                     THE FUJI BANK, LIMITED, HOUSTON AGENCY


                                     By: /s/ Teiji Teramoto
                                        ---------------------------------------
                                        Name:  Teiji Teramoto
                                        Title: Vice President and Manager


                                     THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                     By: /s/ Takuya Honjo
                                        ---------------------------------------
                                        Name:  Takuya Honjo
                                        Title: Senior Vice President


                                     KZH SOLEIL LLC


                                     By: /s/ Michael M. Wong
                                        ---------------------------------------
                                        Name:  Michael M. Wong
                                        Title: Authorized Agent


                                     MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                     INC.


                                     By: /s/ Gilles Marchand
                                        ---------------------------------------
                                        Name:  Gilles Marchand
                                        Title: Authorized Signatory


                                     MERRILL LYNCH DEBT STRATEGIES FUND, INC.


                                     By: /s/ Gilles Marchand
                                        ---------------------------------------
                                        Name:  Gilles Marchand
                                        Title: Authorized Signatory

                                     METROPOLITAN LIFE INSURANCE COMPANY


                                     By: /s/ James R. Dingler
                                        ----------------------------------------
                                        Name:  James R. Dingler
                                        Title: Director


                                     THE MITSUBISHI TRUST AND BANKING
                                     CORPORATION


                                     By: /s/ Gary T. Maciak
                                        ----------------------------------------
                                        Name:  Gary T. Maciak
                                        Title: First Vice President


                                     ML CBO IV (CAYMAN) LTD.


                                     By: /s/ James Dondero
                                        ----------------------------------------
                                        Name:  James Dondero, CFA, CPA
                                        Title: President
                                               Highland Capital Managment L.P.

                                     MORGAN STANLEY SENIOR FUNDING INC.


                                     By: /s/ Christopher Pucillo
                                        ----------------------------------------
                                        Name:  Christopher Pucillo
                                        Title: Vice President


                                     PAM CAPITAL FUNDING


                                     By: /s/ James Dondero
                                        ----------------------------------------
                                        Name:  James Dondero
                                        Title: President
                                               Highland Capital Management L.P.

                                     SENIOR DEBT PORTFOLIO
                                     By: Boston Management Research,
                                     as Investment Advisor


                                     By: /s/ Scott H. Page
                                        ---------------------------------------
                                        Name:  Scott H. Page
                                        Title: Vice President

                                     SENIOR HIGH INCOME PORTFOLIO, INC.


                                     By: /s/ Gilles Marchand
                                        ---------------------------------------
                                         Name:  Gilles Marchand
                                         Title: Authorized Signatory

                                     SOCIETE GENERALE, SOUTHWEST AGENCY


                                     By: /s/ Richard M. Lewis
                                        ---------------------------------------
                                        Name:  Richard M. Lewis
                                        Title: Director

                                     VAN KAMPEN AMERICAN CAPITAL SENIOR INCOME
                                     TRUST


                                     By: /s/ Jeffrey W. Maillet
                                        ---------------------------------------
                                        Name:  Jeffrey W. Maillet
                                        Title: Senior Vice President & Director

                                     VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                     INCOME TRUST


                                     By: /s/ Jeffrey W. Maillet
                                        ---------------------------------------
                                        Name:  Jeffrey W. Maillet
                                        Title: Senior Vice President & Director

                                     CYPRESSTREE INVESTMENT MANAGEMENT
                                     COMPANY, INC.
                                     As: Attorney-in-Fact and on behalf of FIRST
                                     ALLMERICA FINANCIAL LIFE INSURANCE
                                     COMPANY as PORTFOLIO MANAGER


                                     By: /s/ Peter K. Merrill
                                         ---------------------------------------
                                         Name:  Peter K. Merrill
                                         Title: Managing Director

                                      CONSENT


          The undersigned hereby acknowledges receipt of a copy of and consents to the execution and delivery by Holdings and the Borrower of the Third Amendment to which this Consent is attached (the "AMENDMENT"). The undersigned further confirms and agrees that, after giving effect to the Third Amendment, each Loan Document to which it is a party shall continue in full force and effect in accordance with its terms.







                                       DAL-TILE CORPORATION


                                     By: /s/ W. Christopher Wellborn
                                        ---------------------------------------
                                        Name:  W. Christopher Wellborn
                                        Title: Executive Vice President and CFO

                                                                      ANNEX A-1


               PRICING GRID FOR REVOLVING CREDIT LOANS AND TERM LOANS


                                     Eurodollar           ABR
Leverage Ratio Level            Applicable Margin   Applicable Margin   Commitment Fee
--------------------            -----------------   -----------------   --------------
Leverage Ratio Level 1C               2.25%              1.25%               0.50%

Leverage Ratio Level 1B               2.00%              1.00%               0.50%

Leverage Ratio Level IA               1.75%              0.75%               0.375%

Leverage Ratio Level I                1.50%              0.50%               0.375%

Leverage Ratio Level II               1.25%              0.25%               0.30%

Leverage Ratio Level III              1.00%                 0%               0.25%

Leverage Ratio Level IV               0.875%                0%               0.225%

Leverage Ratio Level V                0.75%                 0%               0.20%

Leverage Ratio Level VI               0.625%                0%               0.175%

                                                                      ANNEX A-3


                       PRICING GRID FOR TRANCHE B TERM LOANS


                                        Eurodollar               ABR
Leverage Ratio Level                Applicable Margin      Applicable Margin
--------------------                -----------------      -----------------
Leverage Ratio Level 1C                   2.75%                  1.75%

Leverage Ratio Level 1B                   2.50%                  1.50%

Leverage Ratio Level IA                   2.25%                  1.25%

Leverage Ratio Level I                    2.00%                  1.00%

Leverage Ratio Level II - VI              1.75%                  0.75%